UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Indaptus Therapeutics, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Indaptus Therapeutics, Inc.

NOTICE & PROXY STATEMENT

Annual Meeting of Stockholders

August 10, 2026

10:00 a.m. (Eastern Time)

INDAPTUS THERAPEUTICS, INC.

3 COLUMBUS CIRCLE, 15TH FLOOR

NEW YORK, NY 10019

July 16, 2026

To Our Stockholders:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Indaptus Therapeutics, Inc. (the “Company”) at 10:00 a.m. Eastern time, on Monday, August 10, 2026, and any postponement, adjournment or continuation thereof. We will hold the Annual Meeting in a virtual format via live webcast, which you can register in advance for at https://meeting.vstocktransfer.com/INDAPTUSAUG26.

Stockholders will NOT be able to attend the Annual Meeting in person. The Annual Meeting will be accessible only over the internet. Please see “Questions and Answers About the Meeting and Voting— What do I need to do now to vote at the Annual Meeting?” in the proxy statement (the “Proxy Statement”) accompanying this letter for information on how to attend and vote at the Annual Meeting.

We are making available to you the accompanying Notice of Annual Meeting (“Notice”), Proxy Statement and form of proxy card or voting instruction form on or about July 29, 2026. We have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail. Our proxy materials are also electronically available at https://ts.vstocktransfer.com/irhlogin/I-INDAPTUS. Additional details regarding admission to, and the business to be conducted at, the Annual Meeting are described in the accompanying Notice and Proxy Statement.

Only stockholders of record at the close of business on June 12, 2026 are entitled to notice of, and to vote at, the Annual Meeting.

Your vote is important. Regardless of whether you plan to attend the Annual Meeting, we hope that you will vote as soon as possible. You may vote over the internet or by mailing in a proxy card. Please review the instructions on the proxy card or voting instruction form regarding each of these voting options. Voting will ensure your representation at the Annual Meeting regardless of whether you attend the Annual Meeting.

Thank you for your support.

Sincerely,

/s/ Junyi Dai
Junyi Dai
Chief Executive Officer and Chairman of the Board

i

INDAPTUS THERAPEUTICS, INC.

3 Columbus Circle

New York, NY 10019

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AT 10:00 AM, EASTERN TIME ON MONDAY, AUGUST 10, 2026

VIA A LIVE WEBCAST ONLY

The Annual Meeting of Stockholders (the “Annual Meeting”) of Indaptus Therapeutics, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m. Eastern time on Monday, August 10, 2026. The Annual Meeting will be a virtual stockholder meeting conducted via live webcast, which you can register in advance for at https://meeting.vstocktransfer.com/INDAPTUSAUG26. The Annual Meeting will be held for the following purposes:

●	To elect David Natan, Tim Ruan, and Johnny Fox Arrowsmith (Yi Zhang) as Class II directors, to serve until the 2029 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified;

●	To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

●	To approve the Indaptus Therapeutics, Inc. 2026 Equity Incentive Plan; and

●	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our common stock as of the close of business on June 12, 2026 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder, for any purpose germane to the meeting, at the offices of the Company during regular business hours for a period of at least ten days prior to the Annual Meeting for any purpose germane to the meeting. The Annual Meeting may be continued, postponed, or adjourned from time to time without notice other than by announcement at the Annual Meeting.

All stockholders are invited to attend the Annual Meeting virtually and no stockholder will be able to attend the Annual Meeting in person. The Annual Meeting will be accessible via the internet in accordance with the instructions contained in the Proxy Statement. Please see “Questions and Answers About the Meeting and Voting— What do I need to do now to vote at the Annual Meeting?” in the Proxy Statement accompanying this Notice for information on how to attend and vote at the Annual Meeting.

All stockholders as of the Record Date are cordially invited to attend the Annual Meeting. You are urged to vote even if you sold your shares after the Record Date. You may vote online, as well as by mailing a proxy card or voting instruction form. Further instructions regarding voting rights and the matters to be voted upon are presented in the accompanying proxy statement.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. ACCORDINGLY, AFTER READING THE PROXY STATEMENT, PLEASE PROMPTLY SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS BY FOLLOWING THE INSTRUCTIONS PROVIDED. PLEASE NOTE THAT EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU VOTE PRIOR TO THE ANNUAL MEETING TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED.

By Order of the Board of Directors

/s/ Junyi Dai
Junyi Dai
Chief Executive Officer and Chairman

New York, New York

July 16, 2026

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INDAPTUS THERAPEUTICS, INC.

3 Columbus Circle, 15th Floor

New York, NY 10019

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board” or “Board of Directors”) of Indaptus Therapeutics, Inc. (the “Company”) of proxies to be voted at our Annual Meeting of Stockholders to be held on Monday, August 10, 2026 (the “Annual Meeting”), at 10:00 a.m. Eastern time, and any postponement, adjournment or continuation thereof. We will hold the Annual Meeting in a virtual format via live webcast, which you can register in advance for at https://meeting.vstocktransfer.com/INDAPTUSAUG26.

Holders of record of shares of our common stock, $0.01 par value per share, as of the close of business on June 12, 2026 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 113,242,324 shares of common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2025, which was filed with the Securities and Exchange Commission (“SEC”) on March 17, 2026 (the “2025 Annual Report”) will be released on or about July 29, 2026 to our stockholders on the Record Date, available at https://ts.vstocktransfer.com/irhlogin/I-INDAPTUS.

In this proxy statement, “Indaptus”, “Company”, “we”, “us”, and “our” refer to Indaptus Therapeutics, Inc. (formerly Intec Parent, Inc.) and, where appropriate, its consolidated subsidiaries, Intec Pharma Ltd. and Decoy Biosystems, Inc. References to “Intec Parent” refer to Intec Parent, Inc., the successor of Intec Pharma Ltd. following the domestication merger (the “Domestication Merger”) with Intec Parent, references to “Intec Israel” refer to Intec Pharma Ltd., the predecessor of Indaptus prior to the Domestication Merger, and references to “Decoy” refer to Decoy Biosystems, Inc., the entity acquired by Indaptus in connection with the merger with Decoy (the “Merger”).

We have opted to provide our materials pursuant to the “full set delivery option” in connection with the Annual Meeting. Under the full set delivery option, a company delivers paper copies of all proxy materials to each stockholder. The approximate date on which the proxy materials will first be mailed to our stockholders is on or around July 29, 2026. In addition to delivering proxy materials to our stockholders, we have filed all proxy materials with the SEC. Accordingly, you should have received our proxy materials by mail. We are soliciting proxies pursuant to this Proxy Statement for use at the Annual Meeting. Our Proxy Statement and other proxy materials are electronically available at https://ts.vstocktransfer.com/irhlogin/I-INDAPTUS.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON MONDAY, AUGUST 10, 2026

This Proxy Statement and our 2025 Annual Report to Stockholders are available at

https://ts.vstocktransfer.com/irhlogin/I-INDAPTUS

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Proposals

At the Annual Meeting, our stockholders will be asked:

●	To elect David Natan, Tim Ruan, and Johnny Fox Arrowsmith (Yi Zhang) as Class II directors, to serve until the 2029 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified (the “Director Election Proposal”);

●	To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Reappointment Proposal”);

●	To approve the Indaptus Therapeutics, Inc. 2026 Equity Incentive Plan (the “2026 Plan Proposal”); and

●	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Recommendations of the Board

The Board of Directors recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, your shares of common stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:

●	FOR the Director Election Proposal;

●	FOR the Auditor Reappointment Proposal; and

●	FOR the 2026 Plan Proposal.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Information About This Proxy Statement

Why you received this Proxy Statement. You are viewing or have received these proxy materials because Indaptus’ Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under the rules of the SEC and that is designed to assist you in voting your shares.

Householding. The SEC rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Maggie Gu at maggie@indaptusrx.com.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact VStock Transfer, LLC at the above phone number or address.

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QUESTIONS AND ANSWERS ABOUT THE 2026 Annual Meeting of Stockholders

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is June 12, 2026. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of common stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 113,242,324 shares of common stock outstanding and entitled to vote at the Annual Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder (also referred to as a “registered stockholder”) holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in “street name” and you would like to vote your shares in person at the Annual Meeting, you should contact your bank or brokerage firm to obtain a “legal proxy” to bring to the Annual Meeting.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence in person at the Annual Meeting or by proxy, of the holders of not less than 33.3% of the voting power of the capital stock issued and outstanding on the Record Date will constitute a quorum.

Who can attend the Annual Meeting?

The Annual Meeting is open to all stockholders of record as of close of business on June 12, 2026, or their duly appointed proxies. If your shares are held in “street name,” you should contact your bank or brokerage firm to obtain a “legal proxy” to bring to the Annual Meeting.

Q: What will I need in order to attend the Annual Meeting Online?

We will be hosting the meeting live via the Internet. There will not be a physical location for the meeting. Our virtual format also allows stockholders from around the world to participate. A Zoom account is required to register. If you do not comply with the procedures outlined in this Proxy Statement, you will not be admitted to the virtual meeting. Any stockholder can listen to and participate in the meeting live via the internet at https://meeting.vstocktransfer.com/INDAPTUSAUG26. Prior registration for attendance is required in accordance with the instructions provided on the proxy card.

Online access will begin at 9:45 a.m. Eastern Time on August 10, 2026, and we encourage you to access the meeting prior to the start time. The meeting webcast will begin promptly at 10:00 a.m. Eastern Time on August 10, 2026.

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the meeting time, please contact Zoom support.

Further instructions on how to vote are set forth below in the question “What do I need to do now to vote at the Annual Meeting?”

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What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our Amended and Restated Bylaws to adjourn the meeting, without the vote of stockholders.

What does it mean if I receive more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

Q: What do I need to do now to vote at the Annual Meeting?

If you received a paper proxy card, you may vote by mail by returning the proxy card to the address on the enclosed envelope.

Stockholders of Record. If you are a stockholder of record, you may vote by proxy pursuant to the proxy card instructions provided by VStock Transfer, LLC (“VStock”). There are three (3) ways to vote by proxy:

●	by Internet-You can vote over the Internet in VStock’s online portal by going to http://www.vstocktransfer.com/proxy and following the instructions.

●	by E-mail – You can vote by e-mail by emailing a scan of your personalized Proxy Card to vote@vstocktransfer.com; or

●	by Mail-If you received a proxy card, you can vote by mail by signing and dating the proxy card and returning it in accordance with the instructions on the card.

Internet and email voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on August 9, 2026. To vote via the Internet, you will need the control number included on your Internet Notice or on your proxy card.

We urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares.

Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares at the Annual Meeting, you should contact your bank or broker to obtain a “legal proxy” and submit it, as well as a completed ballot indicating your vote, to vote@vstocktransfer.com.

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Can I change my vote after I submit my proxy?

Yes.

If you are a registered stockholder, you may revoke your proxy and change your vote:

●	by submitting a duly executed proxy bearing a later date;

●	by granting a subsequent proxy through the Internet;

●	by giving written notice of revocation to the Secretary of Indaptus prior to or at the Annual Meeting; or

●	by voting at the Annual Meeting.

Your most recent proxy card or proxy submitted by Internet is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote in person at the Annual Meeting by obtaining a “legal proxy” and submitting it, as well as a completed ballot indicating your vote, to vote@vstocktransfer.com.

Who will count the votes?

VStock Transfer, LLC, our inspector of election appointed for the Annual Meeting, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 3 of this proxy statement, as well as with the description of each proposal in this proxy statement.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Will there be a question and answer (Q&A) session during the Annual Meeting?

No. The Annual Meeting will be limited to the matters properly brought before the meeting, including the voting on the proposals described in this Proxy Statement. There will not be a question-and-answer session during the Annual Meeting. Stockholders who wish to communicate with the Company may contact Investor Relations using the contact information available on the Company’s website.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Approval of the Director Election Proposal.	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Approval of the Auditor Reappointment Proposal.	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions and broker non-votes will have no effect. We do not expect any broker non-votes on this proposal.

Proposal 3: Approval of the 2026 Plan Proposal	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions and broker non-votes will have no effect.

What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of the proposal regarding the election of directors (Proposal 1), or an “abstention,” in the case of Proposals 2 and 3, each represent a stockholder’s affirmative choice to decline to vote “FOR” OR “AGAINST” the applicable proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining whether a quorum is present at the Annual Meeting. Votes withheld and abstentions will have no effect on the election of directors (Proposal 1). Abstentions and broker non-votes have no effect on the outcome of voting on Proposals 2 and 3.

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the Auditor Reappointment Proposal, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the approval of the Director Election Proposal. Broker non-votes count for purposes of determining whether a quorum is present.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting, and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

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PROPOSALS TO BE VOTED ON

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, three (3) Class II Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2029 and until each such director’s respective successor is duly elected and qualified or until each such director’s earlier death, resignation or removal.

We currently have six (6) directors on our Board. The Board has nominated David Natan, Tim Ruan and Dr. Johnny Fox Arrowsmith for election as Class II Directors at the Annual Meeting.

As set forth in our Restated Certificate, the Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following the election. The current class structure is as follows: Class I, whose term will expire at the 2028 Annual Meeting of Stockholders; Class II, whose current term will expire at this 2026 Annual Meeting of Stockholders and, if elected at the Annual Meeting, whose subsequent term will expire at the 2029 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2027 Annual Meeting of Stockholders. The current Class I Director is Jerome Jabbour; the current Class II Directors are David Natan, Tim Ruan and Dr. Johnny Fox Arrowsmith; and the current Class III Directors are Junyi Dai and Qinglai Lu.

Our Restated Certificate and Amended and Restated Bylaws provide that the authorized number of directors may be changed from time to time by the Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of a majority of our outstanding voting stock entitled to vote in the election of directors.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby for the election as Class II Directors of the persons whose names and biographies appear below. In the event that any of David Natan, Tim Ruan or Johnny Fox Arrowsmith should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that David Natan, Tim Ruan or Johnny Fox Arrowsmith will be unable to serve if elected. Each of David Natan, Tim Ruan and Johnny Fox Arrowsmith has consented to being named in this proxy statement and to serve if elected.

Vote required

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors.

Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

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Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the election of each of the below Class II

Director nominees.

Nominees For Class II Directors (terms to expire at the 2029 Annual Meeting)

The current members of the Board of Directors who are also nominees for election to the Board of Directors as Class II Directors are as follows:

Name	Age	Served as a Director Since	Position with Indaptus
David Natan	73	2026	Director
Tim Ruan	40	2026	Director
Johnny Fox Arrowsmith	48	2026	Director

The principal occupations and business experience, for at least the past five years, of each Class II Director nominee for election at the Annual Meeting are as follows:

David Natan has served on our Board since January 2026 and currently serves as President and Chief Executive Officer of Natan & Associates, LLC, a consulting firm offering chief financial officer services to public and private companies in a variety of industries, both domestically and internationally, since 2007. From 2010 to May 2020, Mr. Natan served as Chief Executive Officer of ForceField Energy, Inc. (OTCMKTS: FNRG), a company focused on the solar industry and LED lighting products sourced from China. From February 2002 to November 2007, Mr. Natan served as Executive Vice President of Reporting and Chief Financial Officer of Pharma Net Development Group, Inc., a drug development services and clinical trials company, and, from June 1995 to February 2002, as Chief Financial Officer and Vice President of Global Technovations, Inc., a manufacturer and marketer of oil analysis instruments and speakers and speaker components. Prior to that, Mr. Natan served in various roles of increasing responsibility with Deloitte & Touche LLP, a global accounting and consulting firm. Mr. Natan currently serves as a member of the Board of Directors and Chair of the Audit Committee of Sunshine Biopharma, Inc. (Nasdaq: SBFM), a pharmaceutical and nutritional supplement company, since February 2022. Additionally, since April 2024, Mr. Natan has served as a member of the Board of Directors and Audit Committee Chair of FIEE, Inc., a technology company specializing in SaaS solutions and AI software development, primarily in Hong Kong. Previously, Mr. Natan has served as a director for the following public companies: Global Technovations, Forcefield Energy, Black Titan (Nasdaq: BTTC), Vivakor Inc. (Nasdaq: VIVK), Net Brands Corp. (OTC: NBND), OpGen Inc. (OTC: OPGN), and Bio Green Med Solutions (Nasdaq: BGMS). Mr. Natan is a CPA (inactive), holds a B.A. in Economics from Boston University, and was appointed to Omicron Delta Epsilon, an international honor society in the field of Economics. Mr. Natan’s extensive experience as an executive, his background in finance, and his exposure to public companies qualify him to serve on our Board.

Tim Ruan has served on our Board since April 2026 and is a seasoned financial executive with extensive experience in capital markets, investment banking, and the biotechnology sector. Mr. Ruan previously served as Chief Financial Officer of Ocumension Therapeutics and has held senior leadership positions at global financial institutions, including Executive Director at Goldman Sachs (Asia) LLC and Vice President at Morgan Stanley Asia Limited. During his investment banking career, he advised on numerous initial public offerings and cross-border transactions for healthcare and technology companies. Mr. Ruan holds a Master of Science in Biotechnology from the Hong Kong University of Science and Technology, a Bachelor of Commerce (Finance), and a Bachelor of Laws from the University of New South Wales.

Dr. Johnny Fox Arrowsmith (professionally known as Yi Zhang) has served on our Board since April 2026 and is an expert in intellectual property and life sciences, with a distinguished career spanning both law and scientific research. As a Partner at JunHe, he focuses on U.S.-China cross-border intellectual property matters, patent portfolio management, and freedom-to-operate analyses. Dr. Arrowsmith has extensive experience advising on intellectual property diligence for strategic investments and mergers and acquisitions across the life sciences, chemistry, and robotics industries. Before transitioning to law, he spent over a decade in scientific research, specializing in neuronal stem cell differentiation. He is a registered patent attorney with the U.S. Patent and Trademark Office and is admitted to practice law in California, Illinois, and Texas. Dr. Arrowsmith earned his Ph.D. in Molecular, Cellular, and Developmental Biology from Iowa State University and a Juris Doctor (J.D.) from Georgetown University Law Center.

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Continuing members of the Board of Directors:

Class I Directors (terms to expire at the 2028 Annual Meeting)

The current members of the Board of Directors who are Class I Directors are as follows:

Name	Age	Served as a Director Since	Position with Indaptus
Jerome Jabbour	52	2026	Director

The principal occupations and business experience, for at least the past five years, of each Class I Director are as follows:

Jerome D. Jabbour, JD has served on our Board since February 2026 and is currently the Chairman and Chief Executive Officer of Matinas BioPharma Holdings, Inc. (NYSE AMER: MTNB). Mr. Jabbour was appointed Chief Executive Officer in March 2018 and was named Chairman in March 2025. He has served as Matinas’ President since March 2016. Prior to that he served as Matinas’ Executive Vice President, Chief Business Officer, General Counsel and Secretary since October 2013 and as one of Matinas’ directors from April 2012 until November 2013. Mr. Jabbour is also a co-founder of Matinas Biopharma. Prior to joining Matinas, he was the Executive Vice President and General Counsel of Medimedia USA, or MediMedia, from 2012 to October 2013, a privately held diversified healthcare services company. Prior to MediMedia, he was the Senior Vice President, Head of Global Legal Affairs of Wockhardt Limited (2008-2012), a global pharmaceutical and biotechnology company, and Senior Counsel and Assistant Secretary at Reliant Pharmaceuticals (2004-2008). Earlier in his career, he held positions as Commercial Counsel at Alpharma, Inc. (2003-2004) and as a corporate associate at Lowenstein Sandler LLP (1999-2003). Mr. Jabbour earned his JD from Seton Hall University School of Law in New Jersey and a B.A. in Psychology from Loyola University in Baltimore. He is a member of the New Jersey Bar as well as the Bar of the Supreme Court of the United States. Mr. Jabbour’s background as an executive, attorney, and his experience working with public companies make him qualified to serve on our Board.

Class III Directors (terms to expire at the 2027 Annual Meeting)

The current members of the Board of Directors who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Position with Indaptus
Junyi Dai	39	2026	Chief Executive Officer and Chairman of the Board
Qinglai Lu	48	2026	Director

The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:

Junyi Dai has served as our Chief Executive Officer and Chairman since March 2026 and previously served as an independent director of Mega Matrix Inc. from 2024 to 2025. Prior to that, Mr. Dai served as Managing Director of FLMD Pty Ltd, a real estate investment and asset management firm based in Sydney, Australia, from 2015 to 2024, where he oversaw acquisition strategy, capital allocation and portfolio performance. Mr. Dai holds a Bachelor of Commerce from the University of New South Wales. The Board of Directors believes that Mr. Dai’s experience in investment management and public company governance qualifies him to serve as the Company’s Chief Executive Officer and as a member of the Board of Directors and its Chairman.

Qinglai Lu has served on the Board since April 2026 and has over 20 years of experience across corporate finance, banking and debt capital markets, asset management, distressed investments, and private banking in the Asia-Pacific region. Mr. Lu joined Plunkett Capital in May 2019 as Managing Partner. His key responsibilities included structuring and arranging private credit and equity financing for corporates, while deploying proprietary capital and managed funds to invest alongside such transactions; leading the firm’s proprietary investment in a regional multi-family office and serving on its board, participating in strategic decision-making and major initiatives, while building deep relationships with dozens of entrepreneurial families across Asia-Pacific; developing asset management and direct investment opportunities across Asia-Pacific, with a strategic focus on Japan and Singapore. Under Mr. Lu’s leadership as CEO, CPI Capital Management (Singapore) received regulatory approval from the Monetary Authority of Singapore to conduct fund management business in April 2025; and spearheading investments and asset management initiatives in virtual assets and Web3, including RWA tokenization of traditional financial assets and providing asset management solutions for stablecoin issuers. Prior to joining Plunkett Capital, Mr. Lu served as Head of Financing Solutions, Private Banking Asia at Goldman Sachs (Asia) LLC from 2018 to 2019.

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PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Haskell & White LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

Haskell & White LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2025. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. A representative of Haskell & White LLP is not expected to attend the Annual Meeting and is not expected to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

In the event that the appointment of Haskell & White LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2027. Even if the appointment of Haskell & White LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.

The following table summarizes the fees of Haskell & White LLP, our independent registered public accounting firm, billed to us for their professional services for each of the last two fiscal years:

Fee Category	2025	2024
Audit Fees	$205,500	$221,000
Audit Related Fees	73,555	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$279,055	$221,000

Audit Fees

Audit fees for the fiscal years ended December 31, 2025 and 2024 include fees for professional services rendered for the audit and quarterly review of our financial statements included in our annual report on Form 10-K and quarterly reports on Form 10-Q filed with the SEC, and services provided in connection with SEC filings, including consents and comfort letters.

Audit Committee Pre-Approval Policy and Procedures

On a periodic basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by Haskell & White LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. Our Audit Committee pre-approves all audit, review, and attest services proposed to be performed by our independent auditor that have not been generally pre-approved, including the scope of services to be performed and the compensation to be paid to the auditor, prior to commencement of such engagements of the independent auditor. Our Audit Committee has authorized all auditing and non-auditing services provided by Haskell & White LLP during the fiscal year ended December 31, 2025 and the fees paid for such services.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Haskell & White LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2026.

Vote Required

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Haskell & White LLP, we do not expect any broker non-votes in connection with this proposal.

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PROPOSAL 3: THE 2026 PLAN PROPOSAL

Our Board has adopted, subject to stockholder approval, the Indaptus Therapeutics, Inc. 2026 Equity Incentive Plan (the “2026 Equity Incentive Plan” or the “Plan”). The 2026 Equity Incentive Plan is designed to attract and retain talented employees, directors and consultants, to motivate such persons by providing equity-based incentives, and to align the interests of such persons with those of our stockholders. If approved by our stockholders, the 2026 Plan will become effective immediately upon the date of the Annual Meeting.

Description of the 2026 Plan

The initial number of shares of common stock reserved and available for issuance under the 2026 Plan will be equal to 10% of the Company’s outstanding common stock as of the effective date (such date on which the 2026 Plan, as adopted by the Board of Directors, is approved by the stockholders of the Company) of the 2026 Plan. Based on the number of shares of common stock outstanding as of the date of this proxy statement, the Company expects that 13,324,232 shares of common stock will initially be reserved for issuance under the 2026 Plan. The Plan provides for the grant of stock options (both incentive stock options and non-qualified stock options), stock appreciation rights, restricted stock, restricted stock units, performance awards and other equity-based awards to eligible participants, including employees, directors and consultants of the Company and its subsidiaries.

The 2026 Plan also includes an automatic annual increase provision. On January 1 of each year for five consecutive calendar years, beginning on January 1, 2027 and ending on and including January 1, 2031, the number of shares available for issuance under the 2026 Plan will automatically increase by an amount equal to 5% of the total number of shares of common stock outstanding on the immediately preceding December 31. Notwithstanding the foregoing, the Board or the Compensation Committee may determine to reduce the amount of any annual increase, including reducing such increase to zero shares, if it determines that such reduction is in the best interests of the Company and its stockholders.

Notwithstanding the foregoing automatic annual increase provision or any other adjustments pursuant to the terms of the 2026 Plan, the aggregate number of shares of common stock that may be issued pursuant to the exercise of Incentive Stock Options shall not exceed the number of shares initially reserved for issuance under the 2026 Plan as of its effective date (the “ISO Limit”). Based on the number of shares of common stock outstanding as of the date of this proxy statement, the Company expects the ISO Limit to be 13,324,232 shares.

The 2026 Equity Incentive Plan will be administered by the Board or a committee thereof designated by the Board (the “Plan Administrator”). The Plan Administrator will have full authority to determine the participants who will receive awards, the types and amounts of awards, the terms and conditions of awards, and all other matters relating to the administration of the Plan.

The 2026 Plan is attached to this proxy statement as Appendix A and the above summary is qualified in its entirety by reference to the full text of the 2026 Plan.

Termination of 2021 Stock Incentive Plan for Future Grants

In connection with the adoption of the 2026 Plan, the Board also approved the termination of the Indaptus Therapeutics, Inc. 2021 Stock Incentive Plan, which we refer to as the 2021 Plan, as to future grants, effective upon the adoption and stockholder approval of the 2026 Plan. Accordingly, if stockholders approve the 2026 Plan, no further awards will be granted under the 2021 Plan.

The Board also determined that the annual increase to the share reserve under the evergreen provision of the 2021 Plan scheduled for January 1 of each remaining calendar year through 2029 will be zero shares. As a result, the share reserve under the 2021 Plan will not be subject to any further automatic annual increases. Any outstanding awards previously granted under the 2021 Plan will remain outstanding in accordance with their existing terms and the terms of the 2021 Plan.

Recommendation of our Board

Our Board unanimously recommends that the stockholders vote “FOR” the approval of the 2026 Equity Incentive Plan at the Annual Meeting.

Vote Required

The proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions and broker non-votes will have no effect on the proposal.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed the audited consolidated financial statements of Indaptus Therapeutics, Inc. (the “Company”) for the fiscal year ended December 31, 2025 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the 2025 Annual Report.

The actions described in this report were taken by the Audit Committee as constituted at the time such actions were taken. Subsequent to those actions, the composition of the Audit Committee changed.

Audit Committee

William B. Hayes (Chairman)

David Natan

Roger Pomerantz

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position
Junyi Dai (1)	39	Chief Executive Officer and Chairman of the Board
Yu Ding (2)	51	Chief Financial Officer

(1)	See biography above under “Class III Directors.”

(2)	Yu Ding has served as our Chief Financial Officer since April 2026 and is a financial executive with over 20 years of extensive experience across commercial and financial markets. He has worked in capital management, strategic financial planning, and cross-sectoral leadership. Yu Ding has experience navigating complex regulatory environments for publicly traded companies on the Shanghai and Hong Kong Stock Exchanges. He was the Vice President and Chief Financial Officer of Grand Auto Service Group Co., Ltd. (600297.SS) in Shanghai, China from August 2023 to January 2026. Yu Ding also served as Chief Financial Officer for the Hong Kong Stock Exchange-listed entity, Grand Baoxin Auto Group Limited during such time. From May 2019 to December 2019, he was the Vice President of China ZhengTong Auto Services Holdings Limited (1728.HK) in Hong Kong.

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CORPORATE GOVERNANCE

General

Our Board of Directors has adopted a Code of Business Conduct and Ethics and charters for our Nominating Committee, Audit Committee and Compensation Committee to assist the Board of Directors in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our Code of Business Conduct and Ethics and our current committee charters in the “Corporate Governance” section of the “Investors” page of our website located at www.indaptusrx.com, or by writing to our Secretary at our offices at 3 Columbus Circle, 15th Floor, New York, NY 10019.

Board Composition

Our Board of Directors currently consists of six members: Jerome Jabbour, David Natan, Junyi Dai, Tim Ruan, Dr. Johnny Fox Arrowsmith, and Qinglai Lu. As set forth in our Restated Certificate, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our Restated Certificate and Amended and Restated Bylaws provide that the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of a majority in voting power of the outstanding shares of our capital stock entitled to vote in the election of directors.

Director Independence

Other than Mr. Dai, each of the directors on our Board qualify as “independent” in accordance with the listing requirements of Nasdaq. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

Director Candidates

The Nominating Committee is primarily responsible for recommending to the Board nominees for election as director, and the Board is responsible for selecting nominees for election. In identifying director candidates for the Board, the Nominating Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating Committee reviews the backgrounds and qualifications of those candidates in light of the function and needs of the Board, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating Committee for candidates for election as a director. The Nominating Committee and the Board utilize the same criteria for evaluating candidates regardless of the source of the referral.

Stockholder recommendations of director candidates should be addressed to the Nominating Committee in care of the Secretary, c/o Indaptus Therapeutics, Inc., 3 Columbus Circle, 15th Floor, New York, NY 10019. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

To date, the Nominating Committee has not adopted a formal policy with respect to a fixed set of specific minimum qualifications for its candidates for membership on the Board. Instead, when considering candidates for director, the Nominating Committee will generally consider all of the relevant qualifications of Board members, including such factors such as the candidate’s relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having relevant financial or accounting expertise, having the ability to exercise sound business judgment, having the commitment to rigorously represent the long-term interests of our stockholders and whether the director candidates will be independent for purposes of the Nasdaq listing standards, as well as the current needs of the Board and the Company.

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In addition, while it does not have a formal policy on the Board’s diversity, the Nominating Committee will take into account a broad range of diversity considerations when assessing director candidates, including individual backgrounds and skill sets, professional experiences and other factors that contribute to the Board having an appropriate range of expertise, talents, experiences and viewpoints. When considering any candidate or nominee to serve on the Board, the Nominating Committee shall seek to attain diversity and balance among directors of race, gender, geography, thought, viewpoints, backgrounds, skills, experience, and expertise from, among other areas, professional and academic areas relevant to the Company’s area of focus.

Communications from Stockholders

Stockholders who wish to communicate with a member or member(s) of the Board, including a specified Board committee or the independent directors as a group or the full Board may do by the following means:

Mail:	c/o Chief Executive Officer and Secretary
Chairman of the Board
Indaptus Therapeutics, Inc.
3 Columbus Circle, 15th Floor
New York, NY 10019

Email:	eric@indaptusrx.com

Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. Our Secretary will forward such correspondence to the Chairman of the Board, who will initially receive and process communications before forwarding them to the specified addressee(s). The Chairman of the Board generally will not forward to the directors a communication that he determines to be primarily commercial in nature or related to an improper or irrelevant topic, or that requests general information about us. Concerns about questionable accounting or auditing matters or possible violations of the Indaptus Code of Business Conduct and Ethics should be reported pursuant to the procedures outlined in the Code of Business Conduct and Ethics, which is available on the Investors page of the Company’s website under “Governance Highlights”.

Board Leadership Structure

Our Board is committed to promoting effective, independent governance of the Company. Our Board believes it is in the best interests of the stockholders and the Company for the Board to have the flexibility to select the best director to serve as Chairman at any given time, regardless of whether that director is an independent director or the Chief Executive Officer. Consequently, we do not have a policy governing whether the roles of Chairman of the Board and Chief Executive Officer should be separate or combined. This decision is made by our Board, based on the best interests of the Company considering the circumstances at the time.

Junyi Dai is our Chief Executive Officer and Chairman of the Board. The Chief Executive Officer is responsible for the day to day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer and sets the agenda for Board meetings and presides over meetings of the Board.

Role of the Board in Risk Oversight

One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure. Our Board considers cybersecurity risk as part of its risk oversight function and oversees our cybersecurity and other information technology risks and management’s implementation of our cybersecurity risk management program. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. Our Compensation Committee assesses and monitors whether our compensation plans, policies and programs comply with applicable legal and regulatory requirements. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

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Clawback Policy

Our Board of Directors has adopted a Policy for Recovery of Erroneously Awarded Compensation (the “Clawback Policy”), in accordance with the Nasdaq listing standards and Exchange Act Rule 10D-1, which applies to our current and former executive officers. Under the Clawback Policy, we are required to recoup the amount of any Erroneously Awarded Compensation (as defined in the Clawback Policy) on a pre-tax basis within a specified lookback period in the event of any Financial Restatement (as defined in the Clawback Policy), subject to limited impracticability exception.

Policies and Practices Related to the Grant of Certain Equity Awards

From time to time, we award stock options to our employees, including the named executive officers. Historically, the Company awarded new-hire option grants on or soon after a new hire’s employment start date and periodic annual refresh employee option grants, which refresh grants are typically approved at a meeting of the compensation committee or board. Non-employee directors receive automatic initial and annual stock option grants, at the time of a director’s appointment or election to the board and at the time of each annual meeting of our stockholders, respectively. For additional information on our non-employee director compensation policy see below under the heading, “Director Compensation.”

We do not otherwise maintain any written policies on the timing of awards of stock options, stock appreciation rights, or similar instruments with option-like features. It is the Company’s practice to not grant any awards to its named executive officers when in possession of any material nonpublic information, and to wait until such material nonpublic information has been fully disclosed, widely disseminated to the public and at least two full business days has passed after such material nonpublic information has been disclosed.

Code of Ethics

We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on our website, www.indaptusrx.com, in the “Investors” section under “Corporate Governance.” In addition, we intend to post on our website all disclosures that are required by law or the rules of Nasdaq concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.

Insider Trading Policy

We have adopted an insider trading policy that governs the purchase, sale, and/or other transactions of our securities by our directors, officers and certain other covered persons, and which is reasonably designed to promote compliance with applicable insider trading laws, rules and regulations, and any listing standards applicable to us. A copy of our insider trading policy is filed as Exhibit 19.1 to our 2025 Annual Report. In addition, with regard to any trading in our own securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements.

Anti-Hedging Policy

Our insider trading policy prohibits our directors, officers and employees and any entities they control from engaging in short sales and transactions in put or call options and other forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts, and other similar transactions, unless such transaction has been pre-approved by the Chief Financial Officer.

Attendance by Members of the Board of Directors at Meetings

During fiscal 2025, the Board then in office held seven meetings. During the fiscal year ended December 31, 2025, each director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, members of our Board of Directors are encouraged to attend. One of our directors then serving attended the 2025 Annual Meeting of Stockholders.

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COMMITTEES OF THE BOARD

Our Board has established four standing committees-Audit, Compensation, Nominating, and Science and Technology. Each of Audit, Compensation and Nominating Committee operates under a written charter that has been approved by our Board.

The members of each of the Board committees and committee Chairpersons are set forth in the following chart.

Name	Audit	Compensation	Nominating	Science and Technology
David Natan	Chairperson	X
Jerome Jabbour	X	Chairperson	X
Junyi Dai
Tim Ruan	X
Johnny Fox Arrowsmith			X
Qinglai Lu	X		Chairperson

Audit Committee

Our Audit Committee’s responsibilities include:

●	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

●	monitoring the rotation of the partners of our independent registered public accounting firm on our audit engagement team and considering periodically the rotation of auditing firms;

●	overseeing the work of our independent registered public accounting firm;

●	reviewing and discussing with management and the independent registered public accounting firm the results of the annual audit, including our annual financial statements and related disclosures, and the results of the review by the independent registered public accounting firm of our quarterly financial statements and related disclosures;

●	discussing with management and the independent registered public accounting firm the adequacy of our internal control over financial reporting, disclosure controls and procedures, compliance with legal and regulatory requirements, and code of business conduct and ethics;

●	discussing with management and the independent registered public accounting firm our risk management policies;

●	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

●	meeting independently with our independent registered public accounting firm and management;

●	reviewing and providing oversight of any related person transactions, including establishing such policies and procedures as appropriate to facilitate such review; and

●	preparing the audit committee report required by the SEC rules (which is included above under “Report of the Audit Committee of the Board of Directors”).

The Audit Committee charter is available on the Investors page of our website at www.indaptusrx.com. The members of the Audit Committee are Messrs. Natan, Jabbour, Ruan and Lu. Mr. Natan serves as the Chairperson of the committee. Our Board has affirmatively determined that each of Mr. Natan, Mr. Jabbour, Mr. Ruan and Mr. Lu is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and the Nasdaq Rules, including those related to Audit Committee membership.

The members of our Audit Committee meet the requirements for financial literacy under the applicable Nasdaq rules. In addition, our Board of Directors has determined that Mr. Natan qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K, and under the similar Nasdaq Rules requirement that the Audit Committee have a financially sophisticated member.

The Audit Committee met four times in 2025.

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Compensation Committee

Our Compensation Committee is responsible for assisting the Board in the discharge of its oversight responsibilities relating to the evaluation of our executive officers (including the Chief Executive Officer), determining the compensation of our executive officers, and overseeing the management of risks associated therewith. In fulfilling its purpose, our Compensation Committee has the following principal duties:

●	reviewing and approving, or recommending for approval by the Board, our overall compensation strategy and policies, including evaluating risks associated with our compensation policies and practices;

●	reviewing and approving, or recommending for approval by the Board, the compensation of our CEO and our other executive officers;

●	overseeing and administering our cash and equity incentive plans;

●	reviewing and making recommendations to the Board of Directors with respect to non-employee director compensation;

●	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required; and

●	preparing the annual compensation committee report, to the extent required by SEC rules.

The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, which is available on the Investors page of our website at www.indaptusrx.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities.

The Compensation Committee did not engage the services of a compensation consultant in 2025.

The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.

The members of our Compensation Committee are Mr. Jabbour and Mr. Natan. Mr. Jabbour serves as the Chairperson of the Compensation Committee. Each member of the Compensation Committee qualifies as an independent director under Nasdaq’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.

The Compensation Committee met three times in 2025.

Nominating Committee

Our Nominating Committee’s responsibilities include:

●	identifying individuals qualified to become Board members;

●	recommending to the Board the persons to be nominated for election as directors and to each Board committee;

●	reviewing with the Chief Executive Officer and making recommendations to the Board with respect to our succession plans for the Chief Executive Officer and other executive officers;

●	reviewing and making recommendations to the Board the composition and chairperson of each Board committee; and

●	overseeing the evaluation of the Board and its committees.

The Nominating Committee charter is available on the Investors page of our website at www.indaptusrx.com. The members of our Nominating Committee are Messrs. Jabbour, Lu and Arrowsmith. Mr. Lu serves as the Chairperson of the Nominating Committee. The Nominating Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders.

The Nominating Committee did not have any meetings in 2025.

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Science and Technology Committee

Our Science and Technology Committee’s responsibilities include:

●	reviewing and advising on our drug development strategy, including the selection of therapeutic targets, the design and execution of clinical trials, and the regulatory pathway for approval;

●	assessing our research pipeline and recommending changes or improvements to ensure a sustainable and diverse portfolio of drug candidates;

●	evaluating our intellectual property strategy and overseeing the implementation of appropriate measures to protect our discoveries and inventions; and

●	reviewing our manufacturing strategy and overseeing the quality controls put in place to meet regulatory requirements.

There are currently no members of the Science and Technology Committee.

The Science and Technology Committee did not have any meetings in 2025.

EXECUTIVE COMPENSATION

Our named executive officers for 2025, which consist of our principal executive officer and the next two most-highly compensated executive officers who were serving as executive officers as of December 31, 2025 are:

●	David E. Lazar, Co-Chief Executive Officer and Director*

●	Jeffrey A. Meckler, Co-Chief Executive Officer and Director;*

●	Walt. A. Linscott, Esq., Chief Operating Officer***; and

●	Michael J. Newman, Chief Scientific Officer**

* Mr. Lazar and Mr. Meckler resigned as Co-Chief Executive Officer on March 18, 2026, and on June 5, 2026, Mr. Lazar resigned as Director of the Company.

** Mr. Newman resigned as Chief Scientific Officer on April 16, 2026.

***Mr. Linscott resigned as Chief Operating Officer on June 1, 2026.

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Summary Compensation Table

The following table sets forth all of the compensation awarded to, earned by or paid to our named executive officers during 2025 and 2024.

						Non-equity
						Incentive
				Stock	Option	Plan	All Other
Name and		Salary	Bonus	Awards	Awards(1)	Compensation	Compensation(2)	Total
Principal Position	Year	($)	($)	($)	($)	($)	($)	($)
Jeffrey A. Meckler*,	2025	458,646	-	-	-	297,500	1,441,025	2,197,171
Co-Chief Executive Officer	2024	575,000	-	-	219,421	287,500	75,296	1,157,217
David E. Lazar*,	2025	-	-	-	-	-	-	-
Co-Chief Executive Officer(3)	2024	-	-	-	-	-	-	-
Walt A. Linscott, Esq.*,	2025	491,000	-	-	-	245,500	1,217,370	1,953,870
Chief Operating Officer	2024	475,000	-	-	182,156	237,500	75,744	970,400
Michael J. Newman*	2025	363,063	-	-	-	235,500	1,092,723	1,691,286
Chief Scientific Officer	2024	455,000	-	-	134,828	227,500	17,485	834,813

* Mr. Meckler and Mr. Lazar resigned as Co-Chief Executive Officers on March 18, 2026 and Mr. Newman resigned as Chief Scientific Officer on April 16, 2026. Mr. Linscott resigned as Chief Operating Officer on June 1, 2026.

(1) The amounts reported do not reflect the amounts actually received by our named executive officers. Instead, in accordance with SEC rules, these amounts reflect the grant date fair value of stock options granted to our named executive officers during the fiscal year ended December 31, 2024, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 for stock-based compensation transactions. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Assumptions used in the calculation of these amounts are included in Note 5 to our consolidated financial statements included in the 2025 Annual Report. Our named executive officers will only realize compensation with regard to these options to the extent the trading price of our common stock is greater than the exercise price of such options.

(2) For 2024, referenced amount is for the Company paid portion of medical and life insurance premiums, and Company 401(k) contributions. For 2025, reference amount is for the Company paid portion of medical and life insurance premiums, and Company 401(k) contributions and cash and equity payments made pursuant to Modification Agreements as described below.

(3) Mr. Lazar was appointed as Co-Chief Executive Officer effective December 23, 2025 and has not entered into an employment agreement with the Company as of the date of the 2025 Annual Report. He received no compensation for the fiscal year ended December 31, 2025.

Narrative Description to Summary Compensation Table

Base Salaries

In general, base salaries for our named executive officers are initially established through arm’s length negotiation at the time the executive is hired, taking into account such executive’s qualifications, experience and prior salary. Base salaries of our named executive officers are approved and reviewed annually by our Compensation Committee or Board of Directors and adjustments to base salaries are based on the scope of an executive’s responsibilities, individual contribution, prior experience and sustained performance. Decisions regarding salary increases may take into account an executive officer’s current salary, equity ownership, and the amounts paid to an executive officer’s peers inside our company by conducting an internal analysis, which compares the pay of an executive officer to other members of the management team. Base salaries are also reviewed in the case of promotions or other significant changes in responsibility. Base salaries are not automatically increased if the Board of Directors and Compensation Committee believe that other elements of the named executive officer’s compensation are more appropriate in light of our stated objectives. This strategy is consistent with our intent of offering compensation that is both cost-effective, competitive and contingent on the achievement of performance objectives.

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The actual base salaries paid to all of our named executive officers for 2025 are set forth in the “Summary Compensation Table” above.

Annual Cash Performance Bonuses

Each named executive officer is also eligible for a performance bonus based upon the achievement of certain corporate performance goals and objectives approved by our Compensation Committee and Board of Directors.

Bonuses are set based on a percentage of the executive’s base salary as of the end of the bonus year and are expected to be paid out in the first quarter of the following year. The target level for 2025 executive bonuses was 50% for each named executive officer (except for Mr. Lazar). All final bonus payments to our named executive officers are determined by our Compensation Committee or our Board of Directors. The actual bonuses awarded in any year, if any, may be more or less than the target, depending on individual performance and the achievement of corporate objectives and may also vary based on other factors at the discretion of the Compensation Committee.

For 2025, the corporate performance objectives for our named executive officers were related to clinical milestones, research and development goals, business development opportunities, financing objectives and human capital management objectives. These performance objectives and areas of emphasis were used as a guide by the Compensation Committee and Board of Directors in determining overall corporate performance for these executives as they represented those areas in which they were expected to focus their efforts during the year. Both qualitative and quantitative guidelines were established for purposes of evaluating performance relating to these corporate objectives during 2025. Based on its review of our overall performance relative to our corporate objectives, the Compensation Committee determined that every goal was achieved or exceeded for annual bonus plan purposes.

The overall achievement level was then used to determine each named executive officer’s bonus. The bonuses paid to our named executive officers for 2025 are set forth in the “Summary Compensation Table” above.

In connection with the recapitalization transaction completed on December 22, 2025, involving the sale of convertible preferred stock to David E. Lazar (the “Investment Transaction”), our named executive officers (other than Mr. Lazar) entered into Modification Agreements as described below pursuant to which they are no longer entitled to an annual bonus for 2026 and subsequent years.

Equity Compensation

The goals of our long-term, equity-based incentive awards are to align the interests of our named executive officers and other employees, non-employee directors and consultants with the interests of our stockholders. Because vesting is based on continued employment, our equity-based incentives also encourage the retention of our named executive officers through the vesting period of the awards. In determining the size of the long-term equity incentives to be awarded to our named executive officers, we take into account a number of internal factors, such as the relative job scope, the value of existing long-term incentive awards, individual performance history, prior contributions to us and the size of prior grants.

To reward and retain our named executive officers in a manner that best aligns employees’ interests with stockholders’ interests, we use stock options as the primary incentive vehicles for long-term compensation. We believe that stock options are an effective tool for meeting our compensation goal of increasing long-term stockholder value by tying the value of the stock options to our future performance. Because employees are able to profit from stock options only if our stock price increases relative to the stock option’s exercise price, we believe stock options provide meaningful incentives to employees to achieve increases in the value of our stock over time.

The exercise price of each stock option grant is the fair market value of our common stock on the grant date, as determined by our Board of Directors from time to time. Stock option awards granted to our named executive officers generally vest as to one-third of the total shares on the first anniversary of the grant date and thereafter the remaining shares vest in equal quarterly installments over the following 24 months. From time to time, our Compensation Committee may, however, determine that a different vesting schedule is appropriate.

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In April 2025, each of Mr. Meckler and Mr. Linscott mutually agreed with us to the cancellation of certain options with exercise prices that were significantly “out of the money” in consideration for $500. No option grants were made to our named executive officers during 2025.

We have had no program, plan or practice pertaining to the timing of stock option grants to named executive officers coinciding with the release of material non-public information. Stock options granted to our named executive officers may be subject to accelerated vesting in certain circumstance. For additional discussion, please see “Employment Agreements and Potential Payments on Employment Termination” below.

Other Elements of Compensation

Retirement Plans

Effective January 1, 2023, we maintain a 401(k) retirement savings plan that allows eligible employees to contribute a portion of their compensation, within limits prescribed by the Internal Revenue Code, on a pre-tax basis through contributions to the plan. Our named executive officers are eligible to participate in the 401(k) plan. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our named executive officers in accordance with our compensation policies.

Employee Benefits and Perquisites

Our named executive officers are eligible to participate in our health and welfare plans. We pay for the health and welfare benefits of our named executive officers. We do not provide our named executive officers with any other significant perquisites or other personal benefits.

No Tax Gross-Ups

We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation paid or provided by our company.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding option awards as of December 31, 2025, for each named executive officer:

Name	Grant Date		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity incentive plan awards: Number of Securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date(1)

Jeffrey A. Meckler,
Co-Chief Executive Officer	08/04/21	(1)	13,392	-	-	248.36	8/4/2031
	01/26/22	(2)	7,142	-	-	137.20	01/26/32
	01/18/23	(3)	3,273	298	-	45.08	01/18/33
	01/22/24	(4)	2,083	1,488	-	48.72	01/22/34
	10/09/24	(5)	-	2,678	-	30.94	10/09/34
Walt A. Linscott, Esq.,
Chief Operating Officer	08/04/21	(1)	7,500	-	-	248.36	8/4/2031
	01/26/22	(2)	1,637	-	-	137.20	01/26/32
	01/18/23	(3)	1,309	119	-	45.08	01/18/33
	01/22/24	(4)	1,562	1,116	-	48.72	01/22/34
	10/09/24	(5)	-	2,678	-	30.94	10/09/34
Michael J. Newman,
Chief Scientific Officer	08/04/21	(1)	10,357	-	-	248.36	8/4/2031
	01/26/22	(2)	1,548	-	-	137.20	01/26/32
	01/18/23	(3)	1,415	129	-	45.08	01/18/33
	01/22/24	(4)	901	643	-	48.72	01/22/34
	10/09/24	(5)	-	2,678	-	30.94	10/09/34

(1) The options vest over a period of three years from August 4, 2021, 33.3% on the first anniversary of such date and 8.33% every three months thereafter, ending August 4, 2024.

(2) The options vest over a period of three years from January 26, 2022, 33.3% on the first anniversary of such date and 8.33% every three months thereafter, ending January 26, 2025.

(3) The options vest over a period of three years from January 18, 2023, 33.3% on the first anniversary of such date and 8.33% every three months thereafter, ending January 18, 2026.

(4) The options vest over a period of three years from January 22, 2024, 33.3% on the first anniversary of such date and 8.33% every three months thereafter, ending January 22, 2027.

(5) The options vest over a period of 18 months from October 9, 2024, with 100% vesting on April 9, 2026.

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Employment Agreements and Potential Payments on Employment Termination

On December 22, 2025, in connection with the Investment Transaction, we entered into Modification Agreements with each of our named executive officers (other than Mr. Lazar). Pursuant to the terms of the Modification Agreements Mr. Meckler, Mr. Linscott and Mr. Newman will continue to remain employed in their existing roles except for Mr. Meckler who agreed to change his title to Co-Chief Executive Officer. Pursuant to the Modification Agreements, Mr. Meckler, Mr. Linscott and Mr. Newman agreed to reduce the notice period for termination for any reason to 10 days and waive the severance benefits in the event of a change of control under their original employment agreements in exchange for a combination of an equity settlement payment in lieu of cash payable in shares of common stock (based on $2.03 per share) and a cash payment (which includes 2025 bonuses) as follows: (i) in the case of Mr. Meckler, 216,617 shares of common stock and $1,263,843, (ii) in the case of Mr. Linscott, 54,421 shares of common stock and $1,307,101, and (iii) Mr. Newman, 52,204 shares of common stock and $1,189,275. The Modification Agreements contain a waiver and release of claims relating to or arising from each such officer’s employment agreements.

Additionally, effective January 15, 2026, the Company made adjustments to salaries of Mr. Meckler and Mr. Newman in that each of their salaries were reduced to $60,000 per annum to be paid in accordance with the Company’s standard payroll practice less applicable deductions.

As a result of the Modification Agreements, the severance and change in control benefits previously provided under the employment agreements of Messrs. Meckler, Linscott and Newman were modified or waived as described above. The summaries below describe the materials terms of those employment agreements as in effect prior to the Modification Agreements.

Set forth below is a description of the employment agreements with our named executive officers (other than Mr. Lazar) as they existed prior to our entry into the Modification Agreements on December 22, 2025, together with a summary of the severance and change in control benefits that were provided under those prior arrangements. As described above under “Modification Agreements,” Messrs. Meckler, Linscott and Newman agreed to modify or waive certain of these severance and change in control benefits in exchange for the equity and cash consideration provided in the Modification Agreements.

Jeffrey A. Meckler

Mr. Meckler served as our Co-Chief Executive Officer through March 18, 2026.

In connection with the December 22, 2025 Modification Agreement described above, Mr. Meckler agreed to waive his severance and change in control benefits under the Meckler Employment Agreement in exchange for the equity and cash consideration summarized above and, as a result is no longer entitled to the severance or change in control benefits described in this subsection.

We entered into an employment agreement with Jeffrey A. Meckler, or the Meckler Employment Agreement, which superseded and replaced his employment agreement dated December 11, 2017 with Intec Pharma, Inc., a subsidiary of Intec Israel, to serve as our Chief Executive Officer. The Meckler Employment Agreement provides for an annual base salary, subject to review for an upward adjustment on at least an annual basis. Mr. Meckler is eligible to participate in an annual executive bonus plan, pursuant to which he may earn an annual target bonus of up to 50% of his base salary, based on the achievement of certain individual and company-wide objectives, which shall be established by our Board of Directors on an annual basis. The Board may, in its discretion, grant Mr. Meckler a bonus in excess of the target bonus if the performance criteria are exceeded or for such additional contributions that the Board may choose to recognize.

Upon termination of Mr. Meckler’s employment by us without cause or Mr. Meckler’s resignation for good reason, Mr. Meckler will be entitled to a severance benefit equal to (i) twelve months of his base salary as in effect prior to the termination date, payable in bi-monthly installments and (ii) an amount equal to Mr. Meckler’s cost of continued health insurance coverage for twelve months. In addition, if Mr. Meckler is entitled to receive a bonus for the year of termination based on the achievement of pre-determined performance goals (and ignoring any continuation of employment requirements), Mr. Meckler (or his representatives) shall be entitled to receive such bonus on the same basis as the other participants in the bonus plan, except that the bonus amount shall be prorated based on the percentage of days Mr. Meckler was employed relative to the total number of days in the bonus earning period.

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If Mr. Meckler’s employment is terminated by us without cause or by Mr. Meckler for good reason during the one year period immediately following a change in control or six months before a change in control, then Mr. Meckler will be entitled to receive, (i) eighteen months of his base salary as in effect prior to the termination date, payable in bi-monthly installments, (ii) an amount equal to Mr. Meckler’s cost of continued health insurance coverage for eighteen months, (iii) his target annual bonus for the year of termination, which shall be paid within 30 days of termination, and (iv) full accelerated vesting of all of outstanding equity incentive awards upon the later of the change in control or Mr. Meckler’s termination of employment.

In the event that Mr. Meckler’s employment terminates by reason of his death or disability, and Mr. Meckler is entitled to receive a bonus for the year of termination based on the achievement of pre-determined performance goals (and ignoring any continuation of employment requirements), Mr. Meckler (or his representatives) shall be entitled to receive such bonus on the same basis as the other participants in the bonus plan, except that the bonus amount shall be prorated based on the percentage of days Mr. Meckler was employed relative to the total number of days in the bonus earning period.

Walt A. Linscott, Esq.

Mr. Linscott served as our Chief Operating Officer through June 1, 2026.

In connection with the December 22, 2025 Modification Agreement described above, Mr. Linscott agreed to the modifications described above, including the reduced notice period and the waiver of certain change in control benefits, and his severance entitlements are as modified, rather than as originally described in the Linscott Employment Agreement.

We have entered into an employment agreement with Walt A. Linscott, Esq., or the Linscott Employment Agreement, which supersedes and replaces his employment agreement dated October 23, 2017 with Intec Pharma, Inc., a subsidiary of Intec Israel. The Linscott Employment Agreement provides for an annual base salary, subject to review for an upward adjustment on at least an annual basis. Mr. Linscott is eligible to participate in an annual executive bonus plan, pursuant to which he may earn an annual target bonus of up to 50% of his base salary, based on the achievement of certain individual and company-wide objectives, which shall be established by the Company’s Board of Directors on an annual basis. The Board may, in its discretion, grant Mr. Linscott a bonus in excess of the target bonus if the performance criteria are exceeded or for such additional contributions that the Board may choose to recognize.

Upon termination of Mr. Linscott’s employment by us without cause or Mr. Linscott’s resignation for good reason, Mr. Linscott will be entitled to a severance benefit equal to (i) twelve months of his base salary as in effect prior to the termination date, payable in bi-monthly installments and (ii) an amount equal to Mr. Linscott’s cost of continued health insurance coverage for twelve months. In addition, if Mr. Linscott is entitled to receive a bonus for the year of termination based on the achievement of pre-determined performance goals (and ignoring any continuation of employment requirements), Mr. Linscott (or his representatives) shall be entitled to receive such bonus on the same basis as the other participants in the bonus plan, except that the bonus amount shall be prorated based on the percentage of days Mr. Linscott was employed relative to the total number of days in the bonus earning period.

If Mr. Linscott’s employment is terminated by us without cause or by Mr. Linscott for good reason during the one year period immediately following a change in control or six months before a change in control, then Mr. Linscott will be entitled to receive, (i) eighteen months of his base salary as in effect prior to the termination date, payable in bi-monthly installments, (ii) an amount equal to Mr. Linscott’s cost of continued health insurance coverage for eighteen months, (iii) his target annual bonus for the year of termination, which shall be paid within 30 days of termination, and (iv) full accelerated vesting of all of outstanding equity incentive awards upon the later of the change in control or Mr. Linscott’s termination of employment.

In the event that Mr. Linscott’s employment terminates by reason of his death or disability, and Mr. Linscott is entitled to receive a bonus for the year of termination based on the achievement of pre-determined performance goals (and ignoring any continuation of employment requirements), Mr. Linscott (or his representatives) shall be entitled to receive such bonus on the same basis as the other participants in the bonus plan, except that the bonus amount shall be prorated based on the percentage of days Mr. Linscott was employed relative to the total number of days in the bonus earning period.

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Michael J. Newman

Mr. Newman served as our Chief Scientific Officer through April 16, 2026.

In connection with the Modification Agreement described above, Mr. Newman agreed to waive his severance and change in control benefits under the Newman Employment Agreement in exchange for the equity and cash consideration summarized above and, as a result is no longer entitled to the severance or change in control benefits described in this subsection.

We entered into an employment agreement with Michael J. Newman, or the Newman Employment Agreement, to serve as Chief Scientific Officer effective August 4, 2021. The Newman Employment Agreement provides for an annual base salary, subject to review for an upward adjustment on at least an annual basis. Mr. Newman is eligible to participate in an annual executive bonus plan, pursuant to which he may earn an annual target bonus of up to 50% of his base salary, based on the achievement of certain individual and company-wide objectives, which shall be established by our Board of Directors on an annual basis. The Board may, in its discretion, grant Mr. Newman a bonus in excess of the target bonus if the performance criteria are exceeded or for such additional contributions that the Board may choose to recognize.

Upon termination of Mr. Newman’s employment by us without cause or Mr. Newman’s resignation for good reason, Mr. Newman will be entitled to a severance benefit equal to (i) twelve months of his base salary as in effect prior to the termination date, payable in bi-monthly installments and (ii) an amount equal to Mr. Newman’s cost of continued health insurance coverage for twelve months. In addition, if Mr. Newman is entitled to receive a bonus for the year of termination based on the achievement of pre-determined performance goals (and ignoring any continuation of employment requirements), Mr. Newman (or his representatives) shall be entitled to receive such bonus on the same basis as the other participants in the bonus plan, except that the bonus amount shall be prorated based on the percentage of days Mr. Newman was employed relative to the total number of days in the bonus earning period.

If Mr. Newman’s employment is terminated by us without cause or by Mr. Newman for good reason during the one year period immediately following a change in control or six months before a change in control, then Mr. Newman will be entitled to receive, (i) eighteen months of his base salary as in effect prior to the termination date plus his annual target bonus, payable in bi-monthly installments, (ii) an amount equal to Mr. Newman’s cost of continued health insurance coverage for eighteen months, (iii) the current year bonus at the target level at a prorated basis, which shall be paid within 30 days of termination, and (iv) full accelerated vesting of all of outstanding equity incentive awards upon the later of the change in control or Mr. Newman’s termination of employment.

In the event that Mr. Newman’s employment terminates by reason of his death or disability, and Mr. Newman is entitled to receive a bonus for the year of termination based on the achievement of pre-determined performance goals (and ignoring any continuation of employment requirements), Mr. Newman (or his representatives) shall be entitled to receive such bonus on the same basis as the other participants in the bonus plan, except that the bonus amount shall be prorated based on the percentage of days Mr. Newman was employed relative to the total number of days in the bonus earning period.

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Securities Authorized for Issuance under Equity Compensation Plans

The following table gives information as of December 31, 2025 about shares of our common stock that may be issued upon the exercise of options under the Indaptus Therapeutics, Inc. 2021 Stock Incentive Plan, or the 2021 Plan:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plan approved by security holders(2)	123,907	$104.7	4,383
Equity compensation plans not approved by security holders	-	-	-

(1) Represents stock options outstanding under the 2021 Plan.

(2) Our 2021 Plan has an evergreen provision that allows for an annual increase on each January 1 from January 1, 2025 and ending on and including January 1, 2029, equal to the lesser of (A) 5% of the aggregate number of shares of our shares of common stock outstanding on the final day of the immediately preceding calendar year or (B) such smaller number of shares as is determined by our Board of Directors.

Pay Versus Performance Table

The following table sets forth information concerning the compensation of our named executive officers, or NEOs, the compensation actually paid to our NEOs, as determined under SEC rules (and described below), our total shareholder return and our net loss, in each case for each of the fiscal years ended December 31, 2023, 2024 and 2025:

(a)	(b)	(c)	(d)	(e)	(f)	(h)
Value of Initial
			Average	Average	Fixed $100
			Summary	Compensation	Investment
	Summary		Compensation	Actually Paid	Based on:
	Compensation	Compensation	Table Total	to	Total
	Table Total for	Actually Paid to	for non-PEO	Non-PEO	Shareholder	Net
Year	PEO ($)	PEO ($)(1)	NEOs ($)	NEOs ($)(1)	Return ($)	Loss ($)
2025	$2,197,171	$2,094,767	$1,822,578	$1,742,715	$12	$(20,848,916)
2024	$1,157,217	$1,029,281	$949,640	$845,621	$48	$(15,022,027)
2023	$1,001,249	$1,122,094	$744,039	$799,786	$121	$(15,423,471)

(1)	Amounts represent compensation actually paid to our PEOs and the average compensation actually paid to our remaining NEOs for the relevant fiscal year, as determined under SEC rules, which includes the individuals indicated in the table below for each fiscal year:

Year	PEO	Non-PEO NEOs
2025	Jeffrey A. Meckler	Walt A. Linscott, Esq. and Michael J. Newman, Ph.D.
2024	Jeffrey A. Meckler	Walt A. Linscott, Esq. and Roger Waltzman M.D.
2023	Jeffrey A. Meckler	Walt A. Linscott, Esq. and Michael J. Newman, Ph.D.

The amounts reported in the “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” columns do not reflect the actual compensation paid to or realized by our PEO or our non-PEO NEOs during each applicable year. The calculation of compensation actually paid for purposes of this table includes point-in-time fair values of stock awards and these values will fluctuate based on our stock price and various accounting valuation assumptions. See the Summary Compensation Table for certain other compensation of our PEO and our non-PEO NEOs for each applicable fiscal year.

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Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted as follows:

	2025
Adjustments	PEO	Average non-PEO NEOs

Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	$-	$-

Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	-	-

Decrease for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	(80,936)	(67,183)

Increase for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	(21,468)	(12,680)

TOTAL ADJUSTMENTS	$(102,404)	$(79,863)

Fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns was determined by reference to a Black Scholes value as of the applicable year-end or vesting date(s), determined based on the same methodology as used to determine grant date fair value but using the closing stock price on the applicable revaluation date as the current market price and with an estimated expected life using the simplified method, and in all cases based on volatility and risk free rates determined as of the revaluation date based on the expected life period and based on an expected dividend rate of 0%.

Narrative Disclosure to Pay Versus Performance Table

Relationship Between Financial Performance Measures

The graph below compares the compensation actually paid to our PEO and the average compensation actually paid to our remaining NEOs, with our cumulative TSR for the fiscal years ended December 31, 2023, 2024 and 2025.

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TSR amounts reported in the graph assume an initial fixed investment of $100. We do not pay dividends.

The graph below compares the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with our net loss for the fiscal years ended December 31, 2023, 2024 and 2025.

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DIRECTOR COMPENSATION

The following table provides certain information concerning the compensation for services rendered in all capacities by each non-employee director who served on our Board during the year ended December 31, 2025. The table does not include compensation paid to our executive officers, including Mr. Meckler and David Lazar, who served as Co-Chief Executive Officers, and Michael Newman, who served as Chief Scientific Officer, because they did not receive additional compensation for their service as directors and their compensation is set forth in the Summary Compensation Table under the section entitled Executive Compensation above.

Name	Fees earned ($)	Stock awards ($)	Option awards ($)(1)	All other compensation ($)	Total ($)
Roger J. Pomerantz****	81,250	-	8,721	-	89,971
Hila Karah*	35,480	-	3,634	-	39,114
Anthony J. Maddaluna****	37,375	-	3,634	-	41,009
William B. Hayes****	38,458	-	3,634	-	42,092
Robert E. Martell*	33,313	-	3,634	-	36,947
Mark Gilbert**	29,250	-	3,634	-	32,884
Avraham Ben-Tzvi***	-	-	-	-	-

* Ms. Karah and Dr. Martell resigned as directors on December 22, 2025 and December 23, 2025, respectively.

** Mr. Gilbert resigned effective as of February 26, 2026.

*** Mr. Ben-Tzvi was appointed as a director on December 23, 2025. On June 5, 2026, Mr. Ben-Tzvi resigned as a director of the Company.

****Mr. Pomerantz, Mr. Maddaluna and Mr. Hayes resigned as directors on March 18, 2026.

(1) The amounts reported do not reflect the amounts actually received by our non-employee directors. Instead, in accordance with SEC rules, these amounts reflect the grant date fair value of stock options granted to our non-employee directors during the fiscal year ended December 31, 2025, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 for stock-based compensation transactions. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Our non-employee directors who have received options will only realize compensation with regard to these options to the extent the trading price of our common stock is greater than the exercise price of such options. As of December 31, 2025, our non-employee directors and former directors held the following numbers of stock options: Dr. Pomerantz, 7,569 stock options; Ms. Karah 2,320 stock options, Mr. Maddaluna 2,320 stock options, Mr. Hayes 2,320 stock options, Mr. Martell 1,606 stock options, and Dr. Gilbert 2,543 stock options.

Pursuant to our director compensation policy, the annual retainer for non-employee directors is $50,000 and the annual retainer for the chair of the Board of Directors is $150,000. Annual retainers for committee membership are as follows:

Audit committee chairperson	$15,000
Audit committee member	$7,500
Compensation committee chairperson	$10,000
Compensation committee member	$6,000
Nominating committee chairperson	$8,000
Nominating committee member	$5,000
Scientific and technology committee chairperson	$8,000
Scientific and technology committee member	$4,000

The annual retainers are earned on a quarterly basis based on a calendar quarter and are payable in cash in arrears not later than the fifteenth day following the end of each calendar quarter. In the event a non-employee director does not serve as a non-employee director, or in the applicable position, for an entire calendar quarter, the annual retainer paid to such non-employee director shall be prorated for the portion of such calendar quarter actually served as a non-employee director, or in such position, as applicable. Non-employee directors are also reimbursed for reasonable out-of-pocket business expenses incurred in connection with attending meetings of the Board of Directors and any committee of the Board of Directors on which they serve and in connection with other business related to the Board of Directors. Directors may also be reimbursed for reasonable out-of-pocket business expenses authorized by the Board of Directors or a committee that are incurred in connection with attending conferences or meetings with management in accordance with a travel policy, as may be in effect from time to time.

In March 2023, the Board amended our director compensation policy to provide that, on the date an individual is first elected or appointed as a non-employee director, such individual will receive a grant of 25,000 stock options, and that, on the date of each annual meeting of stockholders, commencing with the annual meeting of stockholders for 2023, each non-employee director (other than the board chair) will receive a grant of 12,500 stock options and the board chair will receive 30,000 stock options. The initial stock options vest in over three years from the grant date in equal quarterly installments, subject to continued service on the Board and the options shall also vest in full immediately upon a director’s death, disability or a change of control. The annual stock options vest in full on the first anniversary of the grant date, subject to continued service on the Board and the options shall also vest in full immediately upon a director’s death, disability or a change of control.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to holdings of our common stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our common stock, and (ii) each of our directors (which includes all nominees), each of our named executive officers and all directors and executive officers as a group as of June 12, 2026, unless otherwise indicated. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 113,242,324 shares of common stock outstanding as of June 12, 2026. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of June 12, 2026 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed below is 3 Columbus Circle, 15th Floor, New York, NY 10019. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned
Persons or entities holding 5% or more our outstanding common stock
Yun Yao	41,991,000		37.08%
Sino Lion Ventures Ltd	38,895,000		34.35%
Ting Yang	11,250,000		9.93%

Named executive officers and directors
Yu Ding	-		*
Junyi Dai	11,250,000		9.93%
Tim Ruan	-		*
Qinglai Lu	-		*
Dr. Johnny Fox Arrowsmith	-		*
David Natan	2,083	(1)	*
Jerome Jabbour	2,083	(1)	*
All executive officers and directors as a group (7 persons)	11,254,166	(2)	9.94%

* Less than one percent.

(1)	Consists of 2,083 shares of common stock issuable upon exercise of outstanding options.

(2)	Consists of (i) 11,250,000 shares of common stock and (ii) 4,166 shares of common stock issuable upon exercise of outstanding options, of which 4,166 will vest within 60 days of June 12, 2026.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of our common stock to file with the SEC reports of their ownership and changes in their ownership of our common stock. To our knowledge, based solely on review of the copies of such reports and amendments to such reports with respect to the year ended December 31, 2025 filed with the SEC and on written representations by our directors and executive officers, all required Section 16 reports under the Exchange Act for our directors, executive officers and beneficial owners of greater than 10% of our common stock were filed on a timely basis during the year ended December 31, 2025.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Related Person Transactions

In accordance with our audit committee charter, the Audit Committee is required to approve related party transactions. In general, the Audit Committee will review any proposed transaction that has been identified as a related person transaction under Item 404 of Regulation S-K, which means a transaction, arrangement or relationship in which we and any related person (as defined below) are participants in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at fiscal year-end for the last two completed fiscal years, and in which any related person had, has or will have a direct or indirect material interest. A “related person” includes (i) a director, director nominee or executive officer of the Company, (ii) any immediate family member of the foregoing, or (iii) a security holder known to be a beneficial owner of more than 5% of any class of our voting securities.

Other than the compensation agreements and other arrangements described under “Executive Compensation” and the transactions described below, since January 1, 2024, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a participant in which the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total assets at December 31, 2025 and 2024) and in which any related person, had, or will have, a direct or indirect material interest.

Consulting Agreement with Mr. Ben-Tzvi

On January 20, 2026, the Company entered into a consulting agreement with N.L.T. Management and Asset Holdings Company Ltd., an entity owned by the spouse of Mr. Ben-Tzvi, a former director of the Company, in which Mr. Ben-Tzvi has an indirect pecuniary interest. Under the consulting agreement, Mr. Ben-Tzvi will offer general business advice and services pertaining to business development activities and potential ongoing operations to the Company. For his services, Mr. Ben-Tzvi will receive $41,000 per year in consulting fees (paid on monthly basis), a $50,000 signing bonus in cash, and 25,000 shares of restricted stock that vested 100% on the date of grant. The shares were valued at approximately $75,500 and in accordance with the SEC rules, represented the grant date fair value of common stock, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 for stock-based compensation transactions.

Employment Agreement with Mr. Matthew McMurdo

On January 9, 2026, the Company entered into an employment agreement with Matthew McMurdo, a former director of the Company. Pursuant the employment agreement, Mr. McMurdo is the Vice President, New Strategies and reports to our Co-Chief Executive Officers. For his services, Mr. McMurdo will receive $41,000 per year in salary (paid on monthly basis), a $50,000 signing bonus in cash, and 25,000 shares of restricted stock that vested 100% on the date of grant. The shares were valued at approximately $75,500 and in accordance with the SEC rules, represented the grant date fair value of common stock, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 for stock-based compensation transactions.

Warrant Repricing Agreements

On February 11, 2026, the Company entered into Repricing Agreements with the following beneficial owners of more than 5% of our outstanding shares as of the date of the Repricing Agreements, pursuant to which the Company reduced the exercise prices of warrants to purchase shares of our common stock ranging between $8.30 and $47.60 to $1.75, which is equal to the “Minimum Price” as calculated in accordance with Nasdaq listing rules: Matthew Joseph Nachtrab Revocable Trust dtd 12/15/2014 holding an aggregate of 401,283 warrants, Yehuda Shimoni holding an aggregate of 149,086 warrants, and Thomas Mollick holding an aggregate of 161,750 warrants. As a condition to the Exercise Price Reduction, the Executing Holders agreed to enter into a voting agreement pursuant to which the Executing Holders agreed to vote all of the shares of common stock held by the Executing Holders in favor of all proposals at the special meeting of stockholders held on February 26, 2026.

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January 2025 Private Placement

On January 16, 2025, we completed a private placement, or the January 2025 Private Placement, pursuant to which we sold and issued to certain investors 75,335 unregistered shares of our common stock and unregistered warrants to purchase 75,335 shares of our common stock. The warrants are immediately exercisable at an exercise price of $26.32 per share and expire five years from the date of issuance. In connection with the January 2025 financing, we issued to the placement agent and its designees placement agent warrants to purchase an aggregate of 5,273 shares of common stock at an exercise price per share equal to $32.90. The placement agent warrants are exercisable six months from the date of issuance and expire on the fifth anniversary of the issue date. Purchasers included beneficial owners of more than 5% of our outstanding shares who acquired the following securities: Matthew Joseph Nachtrab Revocable Trust dtd 12/15/2014 who acquired 8,383 shares of common stock and a warrant to purchase 8,383 shares of common stock; Yehuda Shimoni who acquired 5,030 shares of common stock and a warrant to purchase 5,030 shares of common stock; and Thomas Mollick who acquired 16,767 shares of common stock and a warrant to purchase 16,767 shares of common stock.

June 2025 Private Placement

In June 2025, we completed a private placement, pursuant to which we sold and issued to certain investors, including our then Chief Executive Officer, (i) convertible notes in the aggregate principal amount of approximately $2.3 million, which automatically converted into 501,566 shares of our common stock at a conversion price of $8.302 per share, (ii) pre-funded warrants to purchase 190,795 shares of our common stock, and (iii) warrants to purchase 1,384,722 shares of our common stock, immediately exercisable at $8.302 per share and expiring five years from the date of issuance. In connection with the June 2025 financing, we issued to the placement agent and its designees placement agent warrants to purchase an aggregate of 83,083 shares of common stock at an exercise price per share equal to $8.302. The placement agent warrants are immediately exercisable and expire five years from the date of issuance. One of the purchasers was Jeffrey Meckler, our then Chief Executive Officer and director, who acquired 6,068 shares of common stock and warrants to purchase 12,136 shares of common stock upon conversion of the convertible notes (at the same price and upon the same terms as the other purchasers). Other purchasers included beneficial owners of more than 5% of our outstanding shares who acquired the following securities following conversion of the notes: Matthew Joseph Nachtrab Revocable Trust dtd 12/15/2014 who acquired 72,270 shares of common stock, a pre-funded warrant to purchase 109,243 shares of common stock and a warrant to purchase 363,026 shares of common stock; Yehuda Shimoni who acquired 60,630 shares of common stock and a warrant to purchase 121,260 shares of common stock; and Thomas Mollick who acquired 45,203 shares of common stock, a pre-funded warrant to purchase 15,391 shares of common stock and a warrant to purchase 121,188 shares of common stock.

November 2024 Financing

On November 25, 2024, we completed a registered direct offering, pursuant to which we sold and issued to certain investors 64,893 shares of our common stock. In addition, in a concurrent private placement, we issued to the investors unregistered warrants to purchase 64,893 shares of our common stock. The warrants are immediately exercisable at an exercise price of $29.40 per share and expire five years from the date of issuance. The combined purchase price for one share of common stock and one warrant was $32.90, resulting in gross proceeds of approximately $2.13 million, before deducting placement agent and other offering expenses in the amount of approximately $0.35 million. One of the purchasers was Jeffrey Meckler, our then Chief Executive Officer and director, who purchased 1,519 shares of common stock and warrants to purchase 1,519 shares of common stock (at the same price and upon the same terms as the other purchasers). Other purchasers included beneficial owners of more than 5% of our outstanding shares who acquired the following securities: Matthew Joseph Nachtrab Revocable Trust dtd 12/15/2014 who acquired 15,197 shares of common stock and a warrant to purchase 15,197 shares of common stock; Yehuda Shimoni who acquired 22,796 shares of common stock and a warrant to purchase 22,796 shares of common stock; and Thomas Mollick who acquired 9,118 shares of common stock and a warrant to purchase 9,118 shares of common stock.

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August 2024 Financing

On August 8, 2024, we completed a registered direct offering, pursuant to which we sold and issued to certain investors 58,708 shares of our common stock. In addition, in a concurrent private placement, we issued to the investors unregistered warrants to purchase 58,708 shares of our common stock. The warrants are immediately exercisable at an exercise price of $47.60 per share and expire five years from the date of issuance. The combined purchase price for one share of common stock and one warrant was $51.10, resulting in gross proceeds of approximately $3.0 million, before deducting placement agent and other offering expenses in the amount of approximately $0.5 million. One of the purchasers was Jeffrey Meckler, our then Chief Executive Officer and director, who purchased 3,033 shares of common stock and warrants to purchase 3,033 shares of common stock (at the same price and upon the same terms as the other purchasers). Other purchasers included beneficial owners of more than 5% of our outstanding shares who acquired the following securities: Matthew Joseph Nachtrab Revocable Trust dtd 12/15/2014 who acquired 14,677 shares of common stock and a warrant to purchase 14,677 shares of common stock; and Thomas Mollick who acquired 14,677 shares of common stock and a warrant to purchase 14,677 shares of common stock.

Director and Officer Indemnification and Insurance

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

We also maintain an insurance policy that insures our directors and executive officers against certain liabilities, including liabilities arising under applicable securities laws.

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2027 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 3 Columbus Circle, 15th Floor, New York, NY 10019 in writing not later than March 31, 2027.

Stockholders intending to present a proposal at the 2027 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2027 Annual Meeting of Stockholders no earlier than April 12, 2027 and no later than May 12, 2027. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2027 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after August 10, 2027, then our Secretary must receive such written notice not more than the 120th day prior to the 2027 Annual Meeting and not later than the 90th day prior to the 2027 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

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OTHER MATTERS

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

INDAPTUS’ ANNUAL REPORT ON FORM 10-K

A copy of Indaptus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on June 12, 2026 without charge upon written request addressed to:

Indaptus Therapeutics, Inc.

Attention: Secretary

3 Columbus Circle, 15th Floor

New York, NY 10019

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at https://ts.vstocktransfer.com/irhlogin/I-INDAPTUS. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 at www.indaptusrx.com.

WE URGE YOU TO VOTE YOUR SHARES OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

/s/ Junyi Dai

Junyi Dai, Chief Executive Officer and Chairman of the Board

New York, New York
July 16, 2026

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VOTE ON INTERNET
Go to http://www.vstocktransfer.com/proxy
Click on Proxy Voter Login and log-on using the below control number. The voting polls will be open until 11:59 p.m. (Eastern Time) August 9, 2026.

CONTROL #

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE BY EMAIL
Mark, sign and date your proxy card and return it to vote@vstocktransfer.com

ATTEND THE VIRTUAL MEETING
To attend the virtual 2026 Annual Meeting of Stockholders to be held on Monday, August 10, 2026, at 10:00 A.M. (Eastern Time), please register in advance at:
https://meeting.vstocktransfer.com/INDAPTUSAUG26

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

2026 Annual Meeting of Stockholders Proxy Card - Indaptus Therapeutics, Inc.

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH DIRECTOR NOMINEE AND "FOR" ALL LISTED PROPOSALS.

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)   ☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 David Natan   02 Tim Ruan   03 Johnny Fox Arrowsmith (Yi Zhang)

☐ FOR   ☐ AGAINST   ☐ ABSTAIN

Proposal 3 - 2026 Plan Proposal:
To approve the Indaptus Therapeutics, Inc. 2026 Equity Incentive Plan.

☐ FOR   ☐ AGAINST   ☐ ABSTAIN

Date ______________________   **Signature** ______________________   **Signature, if held jointly** ______________________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

To change the address on your account, please checkthe box at right and indicate your new address. ☐

* SPECIMEN *   AC:ACCT999   90.00

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting, Proxy Statement, and 2025 Annual Report are available at:
https://ts.vstocktransfer.com/irhlogin/I-INDAPTUS

To Register for the Virtual Meeting, Please Visit:
https://meeting.vstocktransfer.com/INDAPTUSAUG26

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Junyi Dai, Chief Executive Officer and Chairman of the Board, or Yu Ding, Chief Financial Officer, or any of them, each with the power of substitution, are hereby authorized to represent as proxies and vote with respect to the proposals set forth on the reverse side and, in the discretion of such proxies on all other matters that may be properly presented for action, all shares of stock of Indaptus Therapeutics, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held virtually August 10, 2026 at 10:00 a.m. (Eastern Time) via a live webcast at https://meeting.vstocktransfer.com/INDAPTUSAUG26, or any postponement, adjournment, or continuation thereof, and instructs said proxies to vote as specified on the reverse side of this proxy card, with all powers that the undersigned would possess if personally present.

Electronic Delivery of Future Proxy Materials: If you would like to reduce the costs incurred by Indaptus Therapeutics, Inc. in mailing materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the internet. To sign up for electronic delivery, please vote online and once your vote is cast you will have the option to enter your email information, or if submitting via Mail please provide your email address below and check here to indicate you consent to receive or access proxy materials electronically in future mailings for this issuer:

Email Address:______________________________________ ☐

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE
(Continued and to be signed on Reverse Side)

APPENDIX A

Indaptus Therapeutics, Inc.

Form of 2026 Equity Incentive Plan

As adopted by the Board of Directors of Indaptus Therapeutics, Inc., on June 11, 2026.

Subject to approval by the stockholders of Indaptus Therapeutics, Inc. at the 2026 Annual Meeting of Stockholders to be held on August 10, 2026.

1. Purpose; Eligibility.

1.1 General Purpose. The name of this plan is the Indaptus Therapeutics, Inc. 2026 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable Indaptus Therapeutics, Inc., a Delaware corporation (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the stockholders of the Company; and (c) promote the success of the Company’s business.

1.2 Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3 Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, and (e) Other Equity-Based Awards.

2. Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, or an Other Equity-Based Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cause” means:

With respect to any Employee or Consultant, unless the applicable Award Agreement states otherwise:

(a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or

A-1

(b) If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that brings or is reasonably likely to bring the Company or an Affiliate negative publicity or into public disgrace, embarrassment, or disrepute; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; (iv) material violation of state or federal securities laws; or (v) material violation of the Company’s written policies or codes of conduct, including written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct.

With respect to any Director, unless the applicable Award Agreement states otherwise, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:

(a) malfeasance in office;

(b) gross misconduct or neglect;

(c) false or fraudulent misrepresentation inducing the director’s appointment;

(d) willful conversion of corporate funds; or

(e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control” means:

(a) if the Award is not subject to Section 409A of the Code:

(i) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company;

(ii) The Incumbent Directors cease for any reason to constitute at least a majority of the Board;

(iii) The date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company;

(iv) The acquisition by any Person of Beneficial Ownership of more than 50% (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or

A-2

(v) The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination; or

(b) if the Award is subject to Section 409A of the Code:

(i) One Person (or more than one Person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; provided, that, a Change in Control shall not occur if any Person (or more than one Person acting as a group) owns more than 50% of the total fair market value or total voting power of the Company’s stock and acquires additional stock;

(ii) One person (or more than one person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of the Company’s stock possessing 30% or more of the total voting power of the stock of such corporation;

(iii) A majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election; or

(iv) One person (or more than one person acting as a group), acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately before such acquisition(s).

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the common stock, $0.01 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Consultant” means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.

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“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

“Deferred Stock Units (DSUs)” has the meaning set forth in Section 8.1(b) hereof.

“Director” means a member of the Board.

“Disability” means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Disqualifying Disposition” has the meaning set forth in Section 17.12.

“Effective Date” shall mean the date on which the Plan is approved by the stockholders of the Company, provided that the Plan has previously been adopted by the Board.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Fiscal Year” means the Company’s fiscal year.

“Free Standing Rights” has the meaning set forth in Section 7.

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“Good Reason” means, unless the applicable Award Agreement states otherwise:

(a) If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or

(b) If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances):

(i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure;

(ii) a material reduction in the Participant’s base salary or bonus opportunity; or

(iii) a geographical relocation of the Participant’s principal office location by more than fifty (50) miles.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, or Restricted Stock Unit that is granted under Section 10 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

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“Permitted Transferee” means:

(a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; and

(b) such other transferees as may be permitted by the Committee in its sole discretion.

“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.

“Plan” means this Indaptus Therapeutics, Inc. 2026 Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Prior Plan” means the Indaptus Therapeutics, Inc. 2021 Stock Incentive Plan, as amended and restated effective as of June 6, 2024.

“Related Rights” has the meaning set forth in Section 7.

“Restricted Award” means any Award granted pursuant to Section 8.

“Restricted Period” has the meaning set forth in Section 8.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Substitute Award” has the meaning set forth in Section 4.5.

“Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

“Total Share Reserve” has the meaning set forth in Section 4.1.

3. Administration.

3.1 Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a) to construe and interpret the Plan and apply its provisions;

(b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

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(d) to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;

(e) to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f) from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;

(g) to determine the number of shares of Common Stock to be made subject to each Award;

(h) to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(k) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(l) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(m) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(n) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights without stockholder approval.

3.2 Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3 Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

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3.4 Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.5 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

3.6 Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any Fiscal Year, including Awards granted under the Plan and cash fees or other compensation paid by the Company to such Non-Employee Director, shall not exceed $750,000 in total value; provided, however, that such limit shall be $1,000,000 for the Fiscal Year in which a Non-Employee Director is initially appointed or elected to the Board. For purposes of this Section 3.6, the value of any Awards shall be calculated based on the grant date fair value of such Awards for financial reporting purposes. Compensation paid to an individual for service as an Employee or Consultant, if any, shall not count toward the limitation under this Section 3.6. The Board may make exceptions to this limitation in extraordinary circumstances, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation.

4. Shares Subject to the Plan.

4.1 Subject to adjustment in accordance with Section 14, the maximum aggregate number of shares of Common Stock available for the grant of Awards under the Plan shall initially be such number of shares of Common Stock equal to ten percent (10%) of the total number of shares of Common Stock outstanding as of the Effective Date, rounded down to the nearest whole share (the “Total Share Reserve”). The Total Share Reserve shall automatically increase on January 1 of each calendar year beginning on January 1, 2027 and ending on and including January 1, 2031, in an amount equal to five percent (5%) of the total number of shares of Common Stock outstanding on the December 31 immediately preceding the applicable January 1 increase date; provided, however, that the Board or the Committee may determine to reduce the amount of any such annual increase, including reducing such increase to zero shares, if it determines that such reduction is in the best interests of the Company and its stockholders. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

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4.2 Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3 Subject to adjustment in accordance with Section 14, the aggregate number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall not exceed the initial Total Share Reserve established pursuant to Section 4.1 as of the Effective Date (the “ISO Limit”). For the avoidance of doubt, the ISO Limit is intended to be a fixed limit for purposes of Section 422 of the Code and shall not be increased by the automatic annual increases to the Total Share Reserve pursuant to Section 4.1 unless such increase is approved by the stockholders of the Company to the extent required under Section 422 of the Code.

4.4 Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related shall again be available for issuance of Awards or delivery under the Plan. Any shares of Common Stock subject to an Award under the Plan that are (a) tendered in payment of an Option, (b) delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award shall be added back to the shares of Common Stock available for issuance of Awards or delivery under the Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, to the shares of Common Stock that may be issued as Incentive Stock Options.

4.5 Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO Limit. Subject to applicable stock exchange requirements, available shares under a stockholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Reserve.

4.6 Effective as of the Effective Date, no new awards shall be granted under the Prior Plan. All outstanding awards previously granted under the Prior Plan shall remain outstanding and shall continue to be governed by the terms and conditions of the Prior Plan and the applicable award agreements thereunder. In addition, the annual increase to the share reserve under the evergreen provision of the Prior Plan scheduled for January 1 of each remaining calendar year through 2029 shall be zero shares, and the share reserve under the Prior Plan shall not be subject to any further automatic annual increases.

5. Eligibility.

5.1 Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2 Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6. Options. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

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6.1 Term. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2 Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3 Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4 Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock; (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5 Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6 Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

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6.7 Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.8 Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9 Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10 Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11 Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

7. Stock Appreciation Rights. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

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7.1 Grant Requirements for Related Rights. Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

7.2 Term. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth (10th) anniversary of the Grant Date.

7.3 Vesting of SARs. Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.

7.4 Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

7.5 Exercise Price. The exercise price of a Free Standing Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1 are satisfied.

7.6 Reduction in the Underlying Option Shares. Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

8. Restricted Awards. A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

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8.1 Restricted Stock and Restricted Stock Units.

(a) Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a Stockholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(b) The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents. Dividend Equivalents may, if so determined by the Committee, be deemed re-invested in additional Restricted Stock Units or Deferred Stock Units based on the Fair Market Value of a share of Common Stock on the applicable dividend payment date and rounded down to the nearest whole share.

8.2 Restrictions.

(a) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a Stockholder with respect to such shares shall terminate without further obligation on the part of the Company.

(b) Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(c) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

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8.3 Restricted Period. With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement. No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

8.4 Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 8.2 and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 8.1(b) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

8.5 Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

9. [RESERVED]

10. Other Equity-Based Awards. The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement.

11. Securities Law Compliance. The grant of Awards and the issuance or delivery of shares of Common Stock pursuant to Awards shall be subject to compliance with all Applicable Laws, including applicable federal, state and foreign securities laws and the rules and regulations of any stock exchange or quotation system on which the Common Stock may then be listed or quoted. The Company shall have no obligation to issue or deliver shares of Common Stock pursuant to any Award, and no Award may be exercised or settled, unless the issuance or delivery of such shares complies with Applicable Laws, as determined by the Company, and such shares are covered by an effective registration statement under the Securities Act or may be issued pursuant to an available exemption from registration. As a condition to the grant, exercise or settlement of any Award, the Company may require the Participant to make such representations and warranties, furnish such information, and satisfy such conditions as the Company determines to be necessary or appropriate to comply with Applicable Laws.

12. Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

13. Miscellaneous.

13.1 Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

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13.2 Stockholder Rights. Except as provided in the Plan, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for, nor shall any Participant be entitled to receive, any dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date the certificate representing Common Stock issuable pursuant to an Award is actually issued, except as provided in Section 14 hereof.

13.3 No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

13.4 Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

13.5 Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Award as a liability for financial accounting purposes); or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

13.6 Minimum Vesting. Except as otherwise provided in this Section 13.6, no Award granted under the Plan shall vest earlier than the first anniversary of the applicable Grant Date. Notwithstanding the foregoing, Awards covering up to five percent (5%) of the Total Share Reserve may be granted without regard to the minimum vesting requirement set forth in the preceding sentence. The minimum vesting requirement shall not apply to: (a) Substitute Awards; (b) Awards granted to Non-Employee Directors that vest on the earlier of the first anniversary of the Grant Date or the next annual meeting of stockholders, provided that such annual meeting occurs at least fifty (50) weeks after the immediately preceding year’s annual meeting; (c) Awards that accelerate or become vested in connection with a Participant’s death or Disability; or (d) Awards that are accelerated in connection with a Change in Control pursuant to Section 15. Nothing in this Section 13.6 shall limit the Committee’s authority to provide for accelerated vesting as permitted under the Plan, subject to the five percent (5%) limitation set forth above.

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14. Adjustments upon Changes in Stock. In the event of any stock dividend, stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, spin-off, or other similar change in the capitalization of the Company affecting the Common Stock, the Committee shall make such equitable and proportionate adjustments as it determines to be necessary or appropriate to reflect such change, including adjustments to: (a) the maximum number and class of shares of Common Stock or other securities available for issuance under the Plan pursuant to Section 4, including the Total Share Reserve and the ISO Limit; (b) the number and class of shares of Common Stock or other securities covered by outstanding Awards; (c) the exercise price or purchase price applicable to outstanding Options, Stock Appreciation Rights and other Awards; and (d) any applicable other terms of outstanding Awards, in each case to the extent necessary to preserve the economic intent of the Plan and the affected Awards. In the case of adjustments made pursuant to this Section 14, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code, and, in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 14 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of any adjustment hereunder and, upon such notice, such adjustment shall be conclusive and binding for all purposes.

15. Effect of Change in Control.

15.1 Unless otherwise provided in an Award Agreement or otherwise determined by the Committee, in the event of a Change in Control, any Award then outstanding shall be assumed or substituted by the Company or by the surviving or acquiring corporation, or by any parent or affiliate thereof, as determined by the Committee in its discretion, under terms determined by the Committee. An Award shall be considered assumed or substituted if, following the Change in Control, the Award confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Change in Control, the consideration, securities, cash or other property received by holders of Common Stock in the Change in Control, or such other consideration, securities, cash or other property as determined by the Committee. Unless otherwise determined by the Committee, any assumed or substituted Award shall remain subject to the same vesting, exercisability, expiration and other terms and conditions that applied to the Award immediately prior to the Change in Control.

15.2 Notwithstanding Section 15.1, in connection with a Change in Control, the Committee may, in its sole discretion and without the consent of any Participant, determine the treatment of any or all outstanding Awards, which may include, without limitation: (a) providing for the assumption or substitution of Awards; (b) accelerating the vesting and/or exercisability of all or a portion of any Award; (c) cancelling any outstanding Award, whether vested or unvested, in exchange for a payment in cash, shares of Common Stock, securities of the surviving or acquiring corporation or other property, as determined by the Committee; (d) cancelling any Option or Stock Appreciation Right for no consideration if the exercise price or base price of such Award equals or exceeds the value of the consideration payable with respect to a share of Common Stock in the Change in Control; or (e) taking any other action with respect to outstanding Awards that the Committee determines to be appropriate in connection with the Change in Control.

15.3 The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

16. Amendment of the Plan and Awards.

16.1 Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 14 relating to adjustments upon changes in Common Stock and Section 16.3, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval.

16.2 Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.

16.3 Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

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16.4 No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

16.5 Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

17. General Provisions.

17.1 Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

17.2 Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).

17.3 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

17.4 Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

17.5 Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program. Any such deferral program must comply with Section 409A.

17.6 Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

17.7 Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 14.

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17.8 Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

17.9 No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

17.10 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.

17.11 Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

17.12 Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

17.13 Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 17.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

17.14 Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

17.15 Expenses. The costs of administering the Plan shall be paid by the Company.

17.16 Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

17.17 Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

17.18 Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

18. Effective Date of Plan. The Plan shall become effective as of the Effective Date. No Award may be granted, exercised or settled under the Plan unless and until the Plan has been approved by the stockholders of the Company, which approval shall be obtained within twelve (12) months before or after the date the Plan is adopted by the Board.

19. Termination or Suspension of the Plan. The Plan shall terminate automatically on the tenth (10th) anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date, but (subject to Sections 5.2, 6.1 and 7.2) Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 16.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

20. Choice of Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

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